UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2008

INTERNET ACQUISITION GROUP, INC.
(Exact name of registrant as specified in its charter)

California	333-122563	20-0624181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o American Union Securities 100 Wall St. 15th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:        (212) 232-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                       Change in Registrant’s Certifying Accountant

On September 28, 2007, Internet Acquisition Group, Inc. (“IAG”) completed a reverse acquisition in which the shareholders of China Renyuan International, Inc. (“CRI”) received a majority of the capital stock of IAG in exchange for the outstanding capital stock of CRI.  At the time of the reverse acquisition, Paritz & Co., P.A. was the principal independent accountant of record for CRI and for its subsidiary, Renyuan Bio-Chemicy Co.  Accordingly, on January 16, 2008, by reason of the reverse acquisition, IAG appointed , Paritz & Co., P.A. as its  independent registered  public accounting firm and dismissed Jaspers + Hall, P.C. from this position. This change in principal independent accountants by IAG was approved by the Board of Directors.

The audit report of Jaspers + Hall, P.C. on IAG’s financial statements for the year ended December 31, 2006 contained a modification expressing substantial doubt about IAG’s ability to continue as a going concern.  The audit reports of Jaspers + Hall, P.C. on IAG’s financial statements for the years ended December 31, 2005 and December 31, 2006 did not contain any other adverse opinion or disclaimer of opinion or qualification.  Jaspers + Hall, P.C. did not, during the applicable periods, advise IAG of any of the enumerated items described in Item 304(a)(1)(iv)(B) of Regulation S-B.

IAG and Jaspers + Hall, P.C. did not, during IAG’s two most recent fiscal years or any subsequent period through the date of dismissal, have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Jaspers + Hall, P.C. satisfaction, would have caused Jaspers + Hall, P.C.  to make reference to the subject matter of the disagreement in connection with its reports.

IAG has requested Jaspers + Hall, P.C. to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Jaspers + Hall, P.C.  agrees with the statements in this Current Report on Form 8-K.  A copy of such letter dated January 16, 2008 is filed as exhibit 16 to this Current Report on Form 8-K.

As explained in the first paragraph of this report, on January 16, 2008, Paritz & Co., P.A. assumed the position of independent registered public accounting firm for IAG. At no time during the past two fiscal years or any subsequent period prior to January 16, 2008 did IAG consult with Paritz & Co., P.A. regarding any of the enumerated items described in Item 304(a)(2) of Regulation S-B. .

Item 9.01                       Financial Statements and Exhibits

Exhibits

16.                       Letter from Jaspers + Hall, P.C., dated January 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 18, 2008
Internet Acquisition Group, Inc.

By: /s/ Qingfu Ren_______________
     Qingfu Ren, President